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                          Exhibit 4.1

                     Consent of Independent Auditors

      We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated October 26, 1995 in Amendment
No. 1 to Registration Statement (Form S-6 No. 33-62975) and related Prospectus of Legg Mason Unit Investment Trust, Series 6.

                                          Ernst & Young LLP
Baltimore, Maryland
October 26, 1995